Exhibit 99.2

                                                                   [Exelon Logo]



                                  SITHE ASSETS


The following table shows Sithe's principal assets as of August 31, 2002 (1).

                                                                     No. of             Dispatch                Net Generation
      Type of Plant         Station                 Location          Units   Fuel        Type                  Capacity (MW)
================================================================================================================================

Merchant Plants           Batavia                  New York             1       Gas    Intermediate                    50
                          Framingham 1, 2, 3       Massachusetts        3       Oil       Peaking                      37
                          Massena                  New York             1     Gas/Oil  Intermediate                    66
                          Mystic 4, 5, 6, 7        Massachusetts        4       Oil    Intermediate                   995
                          Mystic CT                Massachusetts        1       Oil       Peaking                      11
                          New Boston 2             Massachusetts        2     Gas/Oil  Intermediate                   380
                          New Boston 3             Massachusetts        1       Oil       Peaking                      20
                          Ogdensburg               New York             1     Gas/Oil  Intermediate                    71
                          West Medway 1, 2, 3      Massachusetts        3     Gas/Oil     Peaking                     165
                          Wyman 4                  Maine                1       Oil    Intermediate                    36
                          Cardinal                 Canada               1       Gas      Base-load                    157
                                                                     --------                                   ---------------
                                                                       19                                          1,988
                                                                     --------                                   ---------------

Qualifying Facilities     Allegheny 5, 6, 8, 9     Pennsylvania         4      Hydro   Intermediate                    51
                          Bypass                   Idaho                1      Hydro     Base-load                     10
                          Elk Creek                Idaho                1      Hydro     Base-load                      2
                          Greeley                  Colorado             1       Gas      Base-load                     48
                          Hazelton                 Idaho                1      Hydro     Base-load                      9
                          Independence             New York             1       Gas      Base-load                    614
                          Ivy River                North Carolina       1      Hydro     Base-load                      1
                          Kenilworth               New Jersey           1     Gas/Oil    Base-load                     26
                          Montgomery Creek         California           1      Hydro     Base-load                      3
                          Naval Station            California           1     Gas/Oil    Base-load                     45
                          Naval Training Center    California           1     Gas/Oil    Base-load                     23
                          North Island             California           1     Gas/Oil    Base-load                     37
                          Oxnard                   California           1       Gas      Base-load                     48
                          Rock Creek               California           1      Hydro     Base-load                      4
                          Sterling                 New York             1       Gas    Intermediate                    56
                                                                     --------                                   ---------------
                                                                       18                                             977
                                                                     --------                                   ---------------

Under Construction        ForeRiver 3              Massachusetts        1     Gas/Oil    Base-load                    807
                          Mystic 8, 9              Massachusetts        2       Gas      Base-load                  1,614
                          TEG 1, 2                 Mexico               2      Coke      Base-load                    230
                                                                     --------                                   ---------------
                                                                        5                                           2,651
                                                                     --------                                   ---------------

Under Advanced            Goreway                  Canada               1       Gas      Base-load                    800
Development (1)           Southdown                Canada               1       Gas      Base-load                    800
                                                                     --------                                   ---------------
                                                                        2                                           1,600
                                                                     --------                                   ---------------

                                                                       44                                           7,216



(1)On May 9, 2002, GE Power Systems and Sithe announced the cancellation of development of the 800-MW Heritage power plant. ForeRiver 1 & 2 plants (26
   MW) were dismantled due to the construction of ForeRiver 3. The New Boston 1 plant (350 MW) was shutdown on July 1, 2002.